Exhibit 4.2

SPIRE MISSOURI INC.

TO

UMB BANK & TRUST, N.A.

Trustee

Thirty-Seventh Supplemental Indenture

Dated as of May 2, 2022

Amendment of Section 18.01 and addition of new Section 20.11 of Mortgage and Deed of Trust dated as of February 1, 1945

THIRTY-SEVENTH SUPPLEMENTAL INDENTURE, dated as of the 2nd day of May, 2022 between SPIRE MISSOURI INC. (f/k/a Laclede Gas Company), a corporation duly organized and existing under the laws of the State of Missouri, having its principal place of business at 700 Market Street, St. Louis, Missouri 63101, hereinafter sometimes called the “Company,” party of the first part, and UMB BANK & TRUST, N.A., a national banking association organized under the laws of the United States, having its principal place of business and corporate trust office at Two South Broadway, St. Louis, Missouri 63102, hereinafter sometimes called the “Trustee,” party of the second part.

WHEREAS, there have heretofore been duly executed and delivered the following four indentures between the Company and Mississippi Valley Trust Company, to-wit:

(a)An indenture of mortgage and deed of trust, hereinafter sometimes called the “Original Indenture,” dated as of February 1, 1945, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 6324 at Page 93 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 2078 at Page 12 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 294 at Page 399 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 480 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 551 at Page 593 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 198 at Page 629 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 1 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 224 at Page 451 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 503 at Page 606 and is filed in the office of the Secretary of State of Missouri under filing number 26,557 and is filed in the office of the Secretary of State of Missouri pursuant to RSMo 443.451 under filing number 2590088; and

(b)A supplemental indenture, hereinafter sometimes called the “First Supplemental Indenture,” dated as of December 1, 1946, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 6562 at Page 528, and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 2268 at Page 273; and

(c)A supplemental indenture, hereinafter sometimes called the “Second Supplemental Indenture,” dated as of March 15, 1948, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 6687 at Page 467, and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 2327 at Page 357; and

(d)A supplemental indenture, hereinafter sometimes called the “Third Supplemental Indenture,” dated as of April 1, 1951, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 7079 at Page 125 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 2869 at Page 275; and

WHEREAS, there have been heretofore duly executed and delivered four indentures between the Company and Mercantile Trust Company, to-wit:

(a)A supplemental indenture, hereinafter sometimes called the “Fourth Supplemental Indenture,” dated as of December 1, 1954, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 7458 at Page 400 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 3342 at Page 34 and in the office of the Recorder of Deeds of Boone

County, Missouri, in Book 294 at Page 477 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 574 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 1 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 198 at Page 721 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 183 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 224 at Page 632 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 1 and is filed in the office of the Secretary of State of Missouri under filing number 26,558; and

(b)A supplemental indenture, hereinafter sometimes called the “Fifth Supplemental Indenture,” dated as of May 1, 1957, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 7731 at Page 152 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 3766 at Page 1 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 294 at Page 494 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 611 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 38 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 1 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 220 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 1 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 38 and is filed in the office of the Secretary of State of Missouri under filing number 26,559; and

(c)A supplemental indenture, hereinafter sometimes called the “Sixth Supplemental Indenture,” dated as of July 1, 1960, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8087 at Page 55 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 4348 at Page 1 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 294 at Page 535 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 651 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 78 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 22 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 260 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 42 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 62 and is filed in the office of the Secretary of State of Missouri under filing number 26,560; and

(d)A supplemental indenture, hereinafter sometimes called the “Seventh Supplemental Indenture,” dated as of June 1, 1964, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8506 at Page 215 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 5410 at Page 399 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 342 at Page 2 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 697 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 124 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 46 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 306 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 89 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 90 and is filed in the office of the Secretary of State of Missouri under filing number 26,561; and

WHEREAS, there have been heretofore duly executed and delivered eight indentures between the Company and Mercantile Trust Company National Association, to-wit:

(a)A supplemental indenture, hereinafter sometimes called the “Eighth Supplemental Indenture,” dated as of April 15, 1966, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8678 at Page 1 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 5949 at Page 450 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 361 at Page 148 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 746 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 172 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 71 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 354 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 138 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 118 and is filed in the office of the Secretary of State of Missouri under filing number 28,645; and

(b)A supplemental indenture, hereinafter sometimes called the “Ninth Supplemental Indenture,” dated as of May 1, 1968, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8834 at Page 213 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6323 at Page 1904 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 389 at Page 888 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 498 at Page 408 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 790 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 216 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 94 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 398 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 183 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 145 and is filed in the office of the Secretary of State of Missouri under filing number 87,403; and

(c)A supplemental indenture, hereinafter sometimes called the “Tenth Supplemental Indenture,” dated as of May 15, 1970, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 8988 at Page 52 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6456 at Page 132 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 396 at Page 560 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 554 at Page 79 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 434 at Page 829 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 255 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 114 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 77 at Page 436 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 223 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 168 and is filed in the office of the Secretary of State of Missouri under filing number 154,857; and

(d)A supplemental indenture, hereinafter sometimes called the “Eleventh Supplemental Indenture,” dated as of March 15, 1972, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 9133 at Page 4 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6577 at Page 1993 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 401 at Page 706 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 620 at Page 157 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 435 at Page 23 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 199 at Page 210 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 552 at Page 640 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 226 at Page 282 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 78 at Page 1 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 507 at Page 265 and is filed in the office of the Secretary of State of Missouri under filing number 234,221; and

(e)A supplemental indenture, hereinafter sometimes called the “Twelfth Supplemental Indenture,” dated as of March 15, 1974, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 40M at Page 1 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6721 at Page 91 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 407 at Page 888 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 677 at Page 1445 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 465 at Page 976 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 210 at Page 255 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 598 at Page 683 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 237 at Page 1 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 84 at Page 117 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 535 at Page 540 and in the office of the Recorder of Deeds of Beckham County, Oklahoma, in Book 127 at Page 149 and in the office of the County Clerk of Wheeler County, Texas, in Trust Vol. 58 at Page 731 and is filed in the office of the Secretary of State of Missouri under filing number 333,360; and

(f)A supplemental indenture, hereinafter sometimes called the “Thirteenth Supplemental Indenture,” dated as of June 1, 1975, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in  Book 70M at Page 2061 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6796 at Page 1447 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 411 at Page 9 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 704 at Page 1739 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 481 at Page 292 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 124 at Page 225 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 624 at Page 359 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 242 at Page 234 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 86 at Pages 483-532 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 547 at Page 300 and in the office of the Recorder of Deeds of Beckham County, Oklahoma, in Book 130 at Page 416 and in the office of the County Clerk of Wheeler County, Texas, in Trust Vol. 59 at Page 649 and in the office of the Clerk of Court for Sabine Parish, Louisiana, under Registry No. 227328 in Mtg. Book 108 at Page 478 and in the office of the Clerk of Court for DeSoto Parish, Louisiana, under Registry No. 378628 in Mtg. Book 115 at Page 803 and in the office of the Clerk of Court for St. Mary Parish, Louisiana, under Registry No. 124894 in Mtg. Book 343 at Page 293 and in the office of the Clerk of Court for Red River Parish, Louisiana, under Registry No. 128419 in Mtg. Book 75 at Page 546 and is filed in the office of the Secretary of State of Missouri under filing number 397,857; and

(g)A supplemental indenture, hereinafter sometimes called the “Fourteenth Supplemental Indenture,” dated as of October 26, 1976, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 108M at Page 131 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 6907 at Page 1970 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 416 at Page 192 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 745 at Page 40 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 507 at Page 669 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 241 at Page 279 and in the office of the Recorder of Deeds of St. Francois County,

Missouri, in Book 654 at Page 132 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 248 at Page 795 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 89 at Pages 694-700 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 565 at Page 57 and in the office of the Recorder of Deeds of Beckham County, Oklahoma, in Book 315 at Page 146 and in the office of the County Clerk of Wheeler County, Texas, in the Deed Records Vol. 260 at Page 991 and in the office of the Clerk of Court for Sabine Parish, Louisiana, under Registry No. 233001 in Mtg. Book 114 at Page 208 and in the office of the Clerk of Court for DeSoto Parish, Louisiana, under Registry No. 389929 in Mtg. Book 122 at Page 15 and in the office of the Clerk of Court for St. Mary Parish, Louisiana, under Registry No. 129850 in Mtg. Book 360 at Page 593 and in the office of the Clerk of Court for Red River Parish, Louisiana, under Registry No. 131795 in Mtg. Book 79 at Page 21 and is filed in the office of the Secretary of State of Missouri under filing number 479,397 and is filed in the office of the Secretary of State of Missouri pursuant to RSMo 443.451 under filing number 2590089; and

(h)A supplemental indenture, hereinafter sometimes called the “Fifteenth Supplemental Indenture,” dated as of July 15, 1979, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 202M at Page 1288 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 7181 at Page 23 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 430 at Page 273 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 846 at Page 880 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 580 at Page 278 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 285 at Page 93 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 722 at Page 57 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 262 at Pages 709-770 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 98 at Pages 720-781 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 597 at Page 661 and in the office of the County Clerk of Beckham County, Oklahoma, in Misc. Record Book 385 at Page 230 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 273 at Pages 54-116 and in the office of the County Clerk of Blaine County, Oklahoma, in Book 325 Misc. Page 1 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Vol. 64 at Page 707 and in the office of the County Clerk of Lipscomb County, Texas, in the Deed of Trust Records, Vol. 196 at Page 607 and in the office of the County Clerk of Roberts County, Texas, in the Deed of Trust Records, Vol. 30 at Page 45 and in the office of the County Clerk of Hemphill County, Texas, in the Deed of Trust Records, Vol. 59 at Page 428 and in the office of the Clerk of the Court for St. Mary Parish, Louisiana, under Registry No. 141319 in Mtg. Book 402 at Page 2 and in the office of the Clerk of the Court for the DeSoto Parish, Louisiana, under Registry No. 417237 in Mtg. Book 136 at Page 524 and in the office of the Clerk of the Court for Sabine Parish, Louisiana, under Registry No. 246026 in Mtg. Book 128 at Page 86 and in the office of the Clerk of the Court for Red River Parish, Louisiana, under Registry No. 141470 in Mtg. Book 87 at Page 619 and in the office of the Clerk of the Court for Terrebonne Parish, Louisiana, under Registry No. 602396 and is filed in the office of the Secretary of State of Missouri under Document Number 667303; and

WHEREAS, there have been heretofore duly executed and delivered two indentures between the Company and Mercantile Bank National Association, to-wit:

(a)A supplemental indenture, hereinafter sometimes called the “Sixteenth Supplemental Indenture,” dated as of May 1, 1986, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book M-529 at Page 655 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 7902 at Page 1138 and in the office of the Recorder of Deeds of Boone County,

Missouri, in Book 573 at Page 2 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1080 at Page 1577 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 197 at Page 1 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 407 at Page 137 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 894 at Page 138 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 293 at Page 797 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 116 at Page 589 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 669 at Page 228 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 807 at Page 120 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Vol. 91 at Page 191, and in Deed Records, Vol. 348 at Page 69 and in the office of the Secretary of State of Texas under Document Number 131214 and is filed in the office of the Secretary of State of Missouri under Document Number 1322775; and

(b)A supplemental indenture, hereinafter sometimes called the “Seventeenth Supplemental Indenture,” dated as of May 15, 1988, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book M-669 at Page 258 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 8315 at Page 902 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 676 at Page 449 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1212 at Page 1948 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 396 at Page 1987 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 459 at Page 289 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 962 at Page 8 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 303 at Page 527 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 123 at Page 243 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 691 at Page 620 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 973 at Page 1 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Vol. 91 at Page 234, and in Deed Records, Vol. 369 at Page 386 and in the office of the Secretary of State of Texas under Document Number 86131214 and is filed in the office of the Secretary of State of Missouri under Document Number 1596374 and is filed in the office of the Secretary of State of Missouri pursuant to RSMo 443.451 under filing number 2590090; and

WHEREAS, there have been heretofore duly executed and delivered five indentures between the Company and Mercantile Bank of St. Louis National Association, to-wit:

(a)A supplemental indenture, hereinafter sometimes called the “Eighteenth Supplemental Indenture,” dated as of November 15, 1989, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 762M at Page 1126 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 8646 at Page 2196 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 748 at Page 17 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1294 at Page 631 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 442 at Page 14 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 498 at Page 13 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 1012 at Page 36 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 311 at Page 503 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 127 at Page 682 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 709 at Page 78 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 1094 at Page 263 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust

Records, Vol. 93 at Page 630 and in the office of the Secretary of State of Texas under Document Number 252980 and is filed in the office of the Secretary of State of Missouri under Document Number 1798065 and is filed in the office of the Secretary of State of Missouri pursuant to RSMo 443.451 under filing number 2590091; and

(b)A supplemental indenture, hereinafter sometimes called the “Nineteenth Supplemental Indenture,” dated as of May 15, 1991, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book 848 at Page 716 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 8983 at Page 1095 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 821 at Page 79 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1370 at Page 1846 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 483 at Page 1909 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 541 at Page 82 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 1060 at Page 253 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 319 at Page 355 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 132 at Page 44 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 725 at Page 442 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 1213 at Page 105, UCC Filing No. 135, and in the office of the County Clerk of Oklahoma County, Oklahoma, UCC Filing No. 023021, and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Vol. 96 at Page 96 and in Deed Records, Book 399 at Page 254, and in the office of the Secretary of State of Texas under Document Number 088153 and is filed in the office of the Secretary of State of Missouri under Document Number 1999268 and is filed in the office of the Secretary of State of Missouri pursuant to RSMo 443.451 under filing number 2590092; and

(c)A supplemental indenture, hereinafter sometimes called the “Twentieth Supplemental Indenture,” dated as of November 1, 1992, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book M945 at Page 1068 and in the office of the Recorder of Deeds of St. Louis County, Missouri, in Book 9494 at Page 423 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 937 at Page 144 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1491 at Page 1289 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 543 at Page 2135 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 594 at Page 10 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 1121 at Page 458 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 326 at Page 888 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 137 at Page 166 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 747 at Page 72 and in the office of the Recorder of Deeds of Franklin County, Missouri, in Book 712 at Page 889 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 1303 at Page 39, UCC Filing No. 296, and in the office of the County Clerk of Oklahoma County, Oklahoma, UCC Filing No. 056514, and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Book 98 at Page 88 and in Deed Records, Book 409 at Page 589, and in the office of the Secretary of State of Texas under Document Number 212435 and is filed in the office of the Secretary of State of Missouri under Document Number 2188520 and is filed in the office of the Secretary of State of Missouri pursuant to RSMo 443.451 under filing number 2590093; and

(d)A supplemental indenture, hereinafter sometimes called the “Twenty-First Supplemental Indenture,” dated as of May 1, 1993, which is recorded in the office of the Recorder of Deeds of the City of St. Louis, Missouri, in Book M982 at Page 0356 and in the office of the Recorder of Deeds of St. Louis

County, Missouri, in Book 9701 at Page 797 and in the office of the Recorder of Deeds of Boone County, Missouri, in Book 979 at Page 722 and in the office of the Recorder of Deeds of St. Charles County, Missouri, in Book 1542 at Page 1449 and in the office of the Recorder of Deeds of Jefferson County, Missouri, in Book 567 at Page 2217 and in the office of the Recorder of Deeds of Ste. Genevieve County, Missouri, in Book 610 at Page 136 and in the office of the Recorder of Deeds of St. Francois County, Missouri, in Book 1142 at Page 84 and in the office of the Recorder of Deeds of Iron County, Missouri, in Book 328 at Page 508 and in the office of the Recorder of Deeds of Madison County, Missouri, in Book 139 at Page 361 and in the office of the Recorder of Deeds of Butler County, Missouri, in Book 753 at Page 328 and in the office of the Recorder of Deeds of Franklin County, Missouri, in Book 743 at Page 638 and in the office of the County Clerk of Roger Mills County, Oklahoma, in Book 1337 at Page 10, UCC Filing No. 109, and in the office of the County Clerk of Oklahoma County, Oklahoma, UCC Filing No. 023874 and in the office of the County Clerk of Wheeler County, Texas, in Deed of Trust Records, Book 98 at Page 804 and in Deed Records, Book 413 at Page 387, and in the office of the Secretary of State of Texas under Document No. 086970 and is filed in the office of the Secretary of State of Missouri under Document No. 2259648 and is filed in the office of the Secretary of State of Missouri pursuant to RSMo 443.451 under filing number 2590094; and

(e)A supplemental indenture, hereinafter sometimes called the “Twenty-Second Supplemental Indenture,” dated as of November 15, 1995, which is filed in the office of the Secretary of State of Missouri pursuant to RSMo 443.451 under filing number 2604323; and

WHEREAS, there have been heretofore duly executed and delivered three indentures between the Company and State Street Bank and Trust Company of Missouri, N.A., to-wit:

(a)A supplemental indenture, hereinafter sometimes called the “Twenty-Third Supplemental Indenture,” dated as of October 15, 1997, which is filed in the office of the Secretary of State of Missouri pursuant to RSMo 443.451 under filing number 2841222; and

(b)A supplemental indenture, hereinafter sometimes called the “Twenty-Fourth Supplemental Indenture,” dated as of June 1, 1999, which is filed in the office of the Secretary of State of Missouri pursuant to RSMo 443.451 under filing number 3039096; and

(c)A supplemental indenture, hereinafter sometimes called the “Twenty-Fifth Supplemental Indenture,” dated as of September 15, 2000, which is filed in the office of the Secretary of the State of Missouri pursuant to RSMo 443.451 under filing number 4088953; and

WHEREAS, there has been heretofore duly executed and delivered ten supplemental indentures between the Company and UMB Bank & Trust, N.A., to-wit:

(a)A supplemental indenture, hereinafter sometimes called the “Twenty-Sixth Supplemental Indenture,” dated as of June 15, 2001, which is filed in the office of the Secretary of State of the State of Missouri pursuant to RSMo 443.451 under filing number 4178825; and

(b)A supplemental indenture, hereinafter sometimes called the “Twenty-Seventh Supplemental Indenture,” dated as of April 15, 2004, which is filed in the office of the Secretary of State of the State of Missouri pursuant to RSMo 443.451 under filing number 20040045002J; and

(c)A supplemental indenture, hereinafter sometimes called the “Twenty-Eighth Supplemental Indenture,” dated as of April 15, 2004, which is filed in the office of the Secretary of State of the State of Missouri pursuant to RSMo 443.451 under filing number 20040045001H; and

(d)A supplemental indenture, hereinafter sometimes called the “Twenty-Ninth Supplemental Indenture,” dated as of June 1, 2006, which is filed in the office of the Secretary of State of the State of Missouri pursuant to RSMo 443.451 under filing number 20060063448E; and

(e)A supplemental indenture, hereafter sometimes called the “Thirtieth Supplemental Indenture,” dated as of September 15, 2008, which is filed in the office of the Secretary of State of the State of Missouri pursuant to RSMo 443.451 under filing number 20080102574M; and

(f)A supplemental indenture, hereafter sometimes called the “Thirty-First Supplemental Indenture,” dated as of March 15, 2013, which is filed in the office of the Secretary of State of the State of Missouri pursuant to RSMo 443.451 under filing number 1303141991416; and

(g)A supplemental indenture, hereafter sometimes called the “Thirty-Second Supplemental Indenture,” dated as of August 13, 2013, which is filed in the office of the Secretary of State of the State of Missouri pursuant to RSMo 443.451 under filing number 1308132671740; and

(h)A supplemental indenture, hereafter sometimes called the “Thirty-Third Supplemental Indenture,” dated as of September 15, 2017, which is filed in the office of the Secretary of State of the State of Missouri pursuant to RSMo 443.451 under filing number 1709159358989; and

(i)A supplemental indenture, hereafter sometimes called the “Thirty-Fourth Supplemental Indenture,” dated as of November 12, 2019, which is filed in the office of the Secretary of State of the State of Missouri pursuant to RSMo 443.451 under financing statement number 1911123808769; and

(j)A supplemental indenture, hereafter sometimes called the “Thirty-Fifth Supplemental Indenture,” dated as of May 20, 2021, which is filed in the office of the Secretary of State of the State of Missouri pursuant to RSMo 443.451 under financing statement number 202105190002863383; and

(k)A supplemental indenture, hereafter sometimes called the “Thirty-Sixth Supplemental Indenture,” dated as of December 7, 2021, which is filed in the office of the Secretary of State of the State of Missouri pursuant to RSMo 443.451 under financing statement number 20211206001526230; and

WHEREAS, the Company is the same corporation as is designated in the Original and First and Second Supplemental Indentures as The Laclede Gas Light Company, which was the Company’s corporate name, and the same corporation as is designated in the Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-First, Twenty-Second, Twenty-Third, Twenty-Fourth, Twenty-Fifth, Twenty-Sixth, Twenty-Seventh, Twenty-Eighth, Twenty-Ninth, Thirtieth, Thirty-First, Thirty-Second Supplemental Indentures as the Laclede Gas Company, which was the Company's corporate name, but before the date of the Thirty-Third Supplemental Indenture, the Company’s corporate name was duly changed to, and now is, Spire Missouri Inc.; and

WHEREAS, UMB Bank & Trust, N.A., the party of the second part to this Thirty-Seventh Supplemental Indenture, is the present Trustee under the Original Indenture, being the successor to State

Street Bank and Trust Company of Missouri, N. A., which was the successor to Mercantile Bank of St. Louis National Association (from which State Street Bank and Trust Company of Missouri, N.A., acquired certain corporate trust assets), which was the successor to Mercantile Bank National Association, which was the successor to Mercantile Trust Company National Association, which was the successor to Mercantile Trust Company (which in turn was the corporation resulting from a consolidation on August 31, 1951, to which Mississippi Valley Trust Company, the original Trustee, was a party); and

WHEREAS, there are now outstanding under the Twenty-Fourth Supplemental Indenture, First Mortgage Bonds of the 7% Series due June 1, 2029; under the Twenty-Fifth Supplemental Indenture, First Mortgage Bonds of the 7.90% Series due September 15, 2030; under the Twenty-Eighth Supplemental Indenture, First Mortgage Bonds of the 6% Series due May 1, 2034; under the Twenty-Ninth Supplemental Indenture, First Mortgage Bonds of the 6.15% Series due June 1, 2036; under the Thirty-First Supplemental Indenture, First Mortgage Bonds of the 3.40% Series due March 15, 2028; under the Thirty-Second Supplemental Indenture, First Mortgage Bonds of the 3.400% Series due August 15, 2023 and First Mortgage Bonds of the 4.625% Series due August 15, 2043; under the Thirty-Third Supplemental Indenture, First Mortgage Bonds of the 3.68% Series due September 15, 2032, First Mortgage Bonds of the 4.23% Series due September 15, 2047 and First Mortgage Bonds of the 4.38% Series due September 15, 2057; under the Thirty-Fourth Supplemental Indenture, First Mortgage Bonds of the 2.840% Series due November 15, 2029; under the Thirty-Fifth Supplement Indenture, First Mortgage Bonds of the 3.300% Series due June 1, 2051; and under the Thirty-Sixth Supplemental Indenture, First Mortgage Bonds, Floating Rate Series due December 2, 2024; but all bonds of the twenty-five series provided for respectively by the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fifteenth, Sixteenth, Seventeenth, Eighteenth, Nineteenth, Twentieth, Twenty-First, Twenty-Second, Twenty-Third, Twenty-Sixth, Twenty-Seventh and Thirtieth Supplemental Indentures, the First Mortgage Bonds of the 3.0% Series issued under the Thirty-First Supplemental Indenture, the First Mortgage Bonds of the 2.0% Series issued under the Thirty-Second Supplemental Indenture and the First Mortgage Bonds of the 3 1/2% Series issued under the Original Indenture have ceased to be outstanding; and

WHEREAS, the following acts and proceedings have occurred:

(a)

By resolution adopted January 31, 2022, the Company’s Board of Directors requested the Trustee to call a meeting of the holders of the Company’s First Mortgage Bonds of the 3.40% Series B Due March 15, 2028, the 7.00% Series Due June 1, 2029, the 2.84% Series Due November 15, 2029, the 7.90% Series Due September 15, 2030, the 3.68% Series Due September 15, 2032, the 6.00% Series Due May 1, 2034, the 6.15% Series Due June 1, 2036, the 4.23% Series Due September 15, 2047, and the 4.38% Series Due September 15, 2057 (such bonds, collectively, the “Affected Bonds” and the holders thereof, collectively the “Affected Bondholders”) for the purpose of voting upon a resolution to amend the Mortgage to: (A) update the trustee qualification requirements under the Mortgage to better align with similar requirements in contemporary debt indentures consistent with customary and current industry practice by (i) increasing the required combined capital and surplus of the trustee under the Mortgage from $3,000,000 to $50,000,000 and (ii) removing the requirement that the Trustee have its principal office and place of business in the Borough of Manhattan, The City of New York, or in the City of St. Louis, Missouri; and (B) to amend the Mortgage to better align with similar contemporary debt indentures by providing bondholders with the ability to amend the Mortgage via written consent as an alternative to the ability to amend the Mortgage at a meeting of bondholders.
(b)

The requested meeting was duly called by the Trustee which has certified to the Company that at the meeting of the Affected Bondholders, held on March 14, 2022, the following resolutions were duly adopted by the affirmative vote of Affected Bondholders holding more than sixty-six and two-thirds per centum (66⅔%) of the outstanding principal amount of Affected Bonds:

Resolved, that the first Sentence of Section 18.01 of the Mortgage will be amended to read in its entirety substantially as follows:

SECTION 18.01. The Trustee shall at all times be (a) a corporation organized and doing business under the laws of the United States of America, any state or territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or (b) if and to the extent permitted by the United States Securities and Exchange Commission by rule, regulation or order upon application, a corporation or other person doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the U.S. dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and not otherwise disqualified under Section 310(a)(5) of the Trust Indenture Act.

Resolved, that a new Section 20.11 will be added to the Mortgage to read substantially as follows:

SECTION 20.11. In lieu of a vote of holders at a meeting as hereinbefore contemplated in this Article XX, any request, demand, authorization, direction, notice, consent, waiver or other action may be made given or taken by holders of bonds by written instruments as provided in this Section 20.11. Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by holders of outstanding bonds (including with respect to the amendment of this Indenture) may be embodied in and evidenced by one or more written instruments of substantially similar tenor signed by such holders in person or by an agent duly appointed or, alternatively, may be embodied in and evidenced by the record of holders voting in favor thereof at any meeting of holders as provided in Section 20.08 hereof, or any combination of such instruments and any such record of holders. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and to the Company. Any written instrument or instruments evidencing the action of holders of bonds as provided in this Section shall be proof of such actions made, given or taken by the relevant holders for any purpose of this Indenture and conclusive in favor of the Trustee and the Company.

(c)

By resolution adopted January 31, 2022, the Company’s Board of Directors authorized, empowered and directed that the Company execute this supplemental indenture and deliver such supplemental indenture to the Trustee; and

WHEREAS, the holders of the Company’s First Mortgage Bonds of the 3.400% Series due August 15, 2023, the 4.625% Series due August 15, 2043, the 3.300% Series due June 1, 2051, and the Floating Rate Series due December 2, 2024 (the “Non-Affected Bondholders”) have previously consented to allow the Company to make the amendment to Section 18.01 and the addition of Section 20.11 described above pursuant to the provisions of Section 9.2 of the Thirty-Second Supplemental Indenture, Section 5.2 of the Thirty Fifth Supplemental Indenture and Section 6.2 of the Thirty Sixth Supplemental Indenture; and

WHEREAS, the Affected Bondholders and the Non-Affected Bondholders represent the owners of all currently outstanding First Mortgage Bonds.

NOW, THEREFORE, the Company, for itself and its successors and assigns, does hereby covenant and agree to and with the Trustee and its successor or successors in such trust, as follows:

ARTICLE I

AMENDMENTS

SECTION 1.1 Amendments to the Mortgage.

(a)	The first sentence of Section 18.01 of the Mortgage is hereby amended to read as follows:

SECTION 18.01. The Trustee shall at all times be (a) a corporation organized and doing business under the laws of the United States of America, any state or territory thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or (b) if and to the extent permitted by the United States Securities and Exchange Commission by rule, regulation or order upon application, a corporation or other person doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the U.S. dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and not otherwise disqualified under Section 310(a)(5) of the Trust Indenture Act.

(b)	A new Section 20.11 is hereby added to the Mortgage to read as follows:

SECTION 20.11. In lieu of a vote of holders at a meeting as hereinbefore contemplated in this Article XX, any request, demand, authorization, direction, notice, consent, waiver or other action may be made given or taken by holders of bonds by written instruments as provided in this Section 20.11. Any request, demand, authorization, direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by holders of outstanding bonds (including with respect to the amendment of this Indenture) may be embodied in and evidenced by one or more written instruments of substantially similar tenor signed by such holders in person or by an agent duly appointed or, alternatively, may be embodied in and evidenced by the record of holders voting in favor thereof at any meeting of holders as provided in Section 20.08 hereof, or any combination of such instruments and any such record of holders. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and to the Company. Any written instrument or instruments evidencing the action of holders of bonds as provided in this Section shall be proof of such actions made, given or taken by the relevant holders for any purpose of this Indenture and conclusive in favor of the Trustee and the Company.

ARTICLE II

MISCELLANEOUS

SECTION 2.1 Provisions Required by Trust Indenture Act of 1939 to Control.  If and to the extent that any provision hereof, or any other provision of the Mortgage, limits, qualifies, or conflicts with another provision included in the Mortgage which is required to be included in the Mortgage by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, through operation of Section 318(c) thereof, such required provisions shall control.

SECTION 2.2 Acceptance of Trust.  The Trustee hereby accepts the trust hereby declared and provided and agrees to perform the same upon the terms and conditions in the Original Indenture and in this Thirty-Seventh Supplemental Indenture set forth.

SECTION 2.3 This Indenture Part of Original Indenture.  This Thirty-Seventh Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and shall form a part thereof.  The Mortgage, as modified and amended by this Thirty-Seventh Supplemental Indenture, is hereby ratified and confirmed in all respects.

SECTION 2.4 Execution in Any Number of Counterparts.  This Thirty-Seventh Supplemental Indenture may be simultaneously executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts shall together constitute but one and the same instrument.

SECTION 2.5 Date of Execution.  Although this Thirty-Seventh Supplemental Indenture is dated, for convenience and for purposes of reference, as of May 2, 2022, the actual dates of execution by the Company and by the Trustee are as indicated by their respective acknowledgements hereto annexed.

IN WITNESS WHEREOF, Spire Missouri Inc., party of the first part, has caused its corporate name to be hereunto affixed and this instrument to be signed and sealed by its President, Chief Financial Officer, a Vice President, or Treasurer and its corporate seal to be attested by its Secretary or an Assistant Secretary, for and in its behalf; and UMB Bank & Trust, N.A., Trustee, party of the second part, in token of its acceptance of the trust hereby created, has caused its name to be hereunto affixed and this instrument to be signed and sealed by a Vice President or an Assistant Vice President, and its seal to be attested by its Secretary or an Assistant Secretary.

SPIRE MISSOURI INC.
By /s/ Scott Carter President

ATTEST:
/s/ Ellen L. Theroff Asst. Corp. Secretary
(SEAL)

UMB BANK & TRUST, N.A. Trustee
By /s/ Richard F. Novosak

ATTEST:
/s/ Karie Puleo
(SEAL)

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